SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 5, 2012

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

First Potomac Realty Trust (the “Company”) announces that Chairman and Chief Executive Officer Douglas Donatelli and Investor Relations Manager Jaime Marcus will meet with various investors on Wednesday and Thursday, September 5 and 6, 2012, at the BMO Capital Markets 2012 North American Real Estate Conference in Chicago, IL. The presentation materials to these investors, entitled “Investor Presentation, September 2012,” are available on the Company’s website at the link: http://www.first-potomac.com under “Investor Relations – Presentations.” The information contained on the Company’s website is not incorporated by reference herein.

Mr. Donatelli will also participate in a panel discussion at the BMO conference at 3:00 p.m. CT, Wednesday, September 5, 2012. A live audio webcast of the panel discussion will be available at the “Investor Relations—Investor Information” section of the Company’s website or at http://www.bmocm.com/conferences /NARealEstate2012/webcast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

September 5, 2012	/s/ Douglas J. Donatelli
Douglas J. Donatelli
Chairman and Chief Executive Officer